SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

              Pursuant to Section 13 or 15 (d) of
              the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): January 28,
                              1999


                          HADRON, INC.
   (Exact name of the registrant as specified in its charter)



    New York                  0-5404         11-2120726
(state of incorporation)     (Commission     (I.R.S. Employer
                              File Number)    Identification No.)



  4900 Seminary Road, Suite 800  Alexandria, Virginia   22311
(Address of principal executive offices)              (Zip Code)



                         (703) 824-0400
       Registrant's telephone number, including area code

Item 5.  Other Events

     On January 28, 1999, Hadron, Inc. (the "Company") announced that it had engaged the firm of Boles Knop & Company, L.L.C. ("Boles Knop") in connection with an acceleration of the Company's merger and acquisition program to enhance the growth of the Company. The Company engaged Boles Knop pursuant to an Investment Banking Agreement between the Company and Boles Knop dated January 7, 1999, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference. A copy of the Company's press release containing the announcement, dated January 28, 1999, is filed as Exhibit 99.2 hereto and incorporated herein by reference.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits:

     99.1 Investment Banking Agreement dated January 7, 1999 between Hadron, Inc. and Boles Knop & Company, L.L.C.

     99.2 Press Release of Hadron, Inc. dated January 28, 1999

                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Hadron, Inc.




Date:  January 28, 1999            By: /S/ S. AMBER GORDON
                                   S. Amber Gordon
                                   Executive Vice President